Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated April 15, 2013
to
Prospectus dated June 4, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated June 4, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

        You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest in our common shares.

Increase in Public Offering Price

On April 15, 2013, we increased our public offering price from $10.60 per share to $10.70 per share. This increase in the public offering price will be effective as of our April 16, 2013 semi-monthly closing and will first apply to subscriptions received from April 1, 2013 through April 15, 2013. The purpose of this action is to ensure that our net asset value per share does not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.